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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

USF CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☐ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2) Form, Schedule or Registration Statement No.:

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4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

April 1, 2004

Dear Stockholder:

      You are cordially invited to attend the USF Corporation Annual Meeting of Stockholders which will be held at The Westin Hotel O’Hare located at 6100 River Road, Rosemont, Illinois 60018, on Tuesday, May 4, 2004 at 10:00 a.m.

      Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement. At the meeting, we will also report on USF Corporation’s operations and respond to any questions you may have.

      Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date and promptly return the enclosed proxy in the enclosed postage-paid envelope. If you decide to attend the annual meeting, you will of course be able to vote in person, even if you have previously submitted your proxy.

      On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of USF Corporation.

Sincerely,

RICHARD P. DISTASIO
President and Chief Executive Officer

USF CORPORATION

8550 West Bryn Mawr Avenue, Suite 700
Chicago, Illinois 60631

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 4, 2004

To the Stockholders:

      The 2004 Annual Meeting of Stockholders of USF Corporation, a Delaware corporation (the “Company”), will be held at The Westin Hotel O’Hare located at 6100 River Road, Rosemont, Illinois 60018, on Tuesday, May 4, 2004 at 10:00 a.m. for the following purposes:

1.	To elect two directors to serve a term of 3 years or until their respective successors are elected and qualified; and

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

      Stockholders of record of our Common Stock, par value $0.01 per share, at the close of business on March 11, 2004, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting, as more fully described in the Proxy Statement. Our Annual Report on Form 10-K is being mailed together with this Notice and Proxy Statement to all stockholders of record. A complete list of stockholders will be available at our Corporate Headquarters for a period of ten days prior to the meeting.

By order of the Board of Directors,

RICHARD C. PAGANO
Secretary

Chicago, Illinois

April 1, 2004

USF CORPORATION

8550 West Bryn Mawr Avenue, Suite 700
Chicago, Illinois 60631

PROXY STATEMENT

Approximate date proxy material

first sent to stockholders:
April 1, 2004

      The following information is provided in connection with the solicitation of proxies for the Annual Meeting of Stockholders of USF Corporation, a Delaware corporation (the “Company”), to be held on May 4, 2004, and adjournments thereof (the “Meeting”), for the purposes stated in the Notice of Annual Meeting of Stockholders preceding this Proxy Statement.

GENERAL INFORMATION

Solicitation of Proxies

      A form of proxy is being furnished herewith by us to each stockholder and, in each case, such proxy is solicited on behalf of the Board of Directors of the Company (the “Board”) for use at the Meeting. The entire cost of soliciting these proxies will be borne by us. Solicitation will be made by mail, and may also be made by telephone, telegraph or facsimile transmission by directors, officers and regular employees of the Company, but these persons will not be separately compensated for such solicitation services. We may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositories and other fiduciaries, for costs incurred in forwarding proxy solicitation material to their principals.

Authority Conferred by Proxies

      Each proxy duly executed and returned by stockholders and received by us before the Meeting will be voted FOR the election of each of the two director nominees specified herein unless a contrary choice is specified in the proxy. Where a contrary specification is indicated as provided in the proxy, the shares represented by the proxy will be voted in accordance with the specification made. As to other matters, if any, to be voted upon at the Meeting, the persons designated as proxies in the accompanying form of proxy will take such action as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board and each of them is a director or an officer of the Company.

Revocability of Proxies

      Execution of the enclosed proxy will not affect your right as a stockholder to attend the Meeting and to vote in person. Any stockholder giving a proxy has the right to revoke it at any time by: (i) a later dated proxy, duly executed and delivered or presented at the Meeting; (ii) a written revocation sent to and received by the Secretary of the Company prior to the Meeting; or (iii) attendance at the Meeting and voting in person.

Voting Securities and Record Date

      Our voting securities currently issued and outstanding consist of one class of Common Stock, par value $0.01 per share (the “Common Stock”). We have outstanding 27,681,489 shares of Common Stock as of the close of business on March 11, 2004 (the “Record Date”). Only stockholders of record on our books at the close of business on the Record Date will be entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote. Representation at the Meeting by the holders of a majority of the shares of Common

Stock outstanding on the Record Date, either by personal attendance or by proxy, will constitute a quorum. Abstentions and broker non-votes (shares held by a broker or nominee that does not have the authority, whether express or discretionary, to vote on the matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not counted for purposes of the election of directors; however, an abstention shall count as a vote against all other stockholder proposals. Broker non-votes are not counted for purposes of approving stockholder proposals, including the election of directors.

Security Ownership of Principal Holders and Management

      The following table sets forth information known to us as of January 1, 2004 with respect to the beneficial ownership of our outstanding Common Stock by each stockholder known to the best of our knowledge and belief to be the beneficial owner of more than 5% of our Common Stock, each director, nominee and named executive officer and all the directors and named executive officers as a group. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to shares beneficially owned by them.

Name and Address	Amount and Nature of		Percent of
of Beneficial Owner	Beneficial Ownership[1]		Class

Fidelity Management & Research Company	4,099,386		14.95
82 Devonshire Street
Boston, MA 02109
Wellington Management Company, LLP	1,926,388		7.02
75 State Street
Boston, MA 02109
Mac-Per-Wolf Company	1,644,510		6.0
310 S. Michigan Ave., Suite 2600
Chicago, IL 60604
Dimensional Fund Advisors Inc	1,432,158		5.22
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
Richard P. DiStasio	17,726	[2]	*
Robert V. Delaney	15,000		*
Morley Koffman	53,780		*
Stephen W. Lilienthal	0		*
Paul J. Liska	2,641		*
Anthony J. Paoni	53,240		*
Neil A. Springer	45,740		*
Christopher L. Ellis	255,513	[3]	*
John A. Niemzyk	18,400		*
Douglas R. Waggoner	11,000		*
All directors and executive officers as a group (10 persons)	473,040		1.7%

*	Less than 1%.

[1]	Includes options to acquire the following shares which could be exercisable within 60 days of December 31, 2003 as follows: Mr. Delaney, 15,000 shares; Mr. Koffman, 52,000 shares; Mr. Liska, 2,000 shares; Mr. Paoni, 52,000 shares; Mr. Springer, 42,000 shares; Mr. Ellis, 218,000 shares; Mr. Niemzyk, 18,400 shares and Mr. Waggoner, 11,000 shares.

[2]	Includes 17,726 restricted shares for Mr. DiStasio.

[3]	Includes 666 shares held by the trustee of the USF Employees’ 401K Retirement Plan for the benefit of Mr. Ellis, 3,293 shares held by the agent of the USF Employees’ Stock Purchase Plan for Mr. Ellis, 10,000 restricted shares for Mr. Ellis, and 150 shares owned by his spouse.

ELECTION OF DIRECTORS

      The Company’s By-Laws provide that the Board shall consist of not less than three and not more than twenty-one directors, with the exact number to be determined from time to time by the Board, and that the Board shall be divided into three classes, equal in number to the extent possible, and, if not all classes can be equal in number, that the Board shall decide which class is to have the unequal number.

      The Board has set the current number of directors at seven, and, as required by the By-Laws, it is divided into three classes with each class serving a three-year term.

      Unless authority to do so is withheld as provided in the proxy, the proxies solicited by and on behalf of the Board will be voted FOR the election of Messrs. Springer and DiStasio to serve a three-year term, both of whom have been nominated by the Board to fill the positions of those directors whose term expires as of this year’s annual meeting of the Company. If for any reason one or all of the nominees should be unable to serve or refuse to serve as a director (an event which is not anticipated), the persons named as proxies will vote for another candidate or candidates nominated by the Board, and discretionary authority to cast such votes is included in the proxy. The nominees receiving the highest number of votes of shares of Common Stock, up to the number of directors to be elected, shall be elected.

Nominees and Other Members of the Board

      The Board has nominated for election the following two individuals to serve a three-year term:

      NEIL A. SPRINGER, age 65, has been a director of the Company since December 1991. He was elected Non-Executive Chairman of the Company in September 2003. He has been Managing Director of Springer & Associates since June 1994. Mr. Springer is a director of Idex Corporation, Walter Industries, Inc., and CUNA Mutual Insurance Society.

      RICHARD P. DiSTASIO, age 49, has been a director of the Company and President and Chief Executive Officer since September 2003. Prior to joining the Company, Mr. DiStasio was President and CEO of The Martin-Brower Co., L.L.C. since June 2001. From October 1999 until June 2001, Mr. DiStasio was President, U.S of The Martin-Brower Co., L.L.C. Prior to that, Mr. DiStasio was Chief Financial Officer of Reyes Holdings, L.L.C.

      Our other directors, each of whom the Company expects to continue to serve as a director following the Meeting, are as follows:

Class of 2005

      MORLEY KOFFMAN, age 74, has been a director of the Company since December 1991 and was Chairman of the Board until January 1998. Since April 1, 1993, Mr. Koffman has been a member of the law firm of Koffman Kalef. Mr. Koffman is a director of Ainsworth Lumber Co. Ltd., Lions Gate Entertainment Corporation, Anthem Properties Corporation and several privately held corporations.

      STEPHEN W. LILIENTHAL, age 54, has been a director of the Company since September 2003. Mr. Lilienthal has been Chief Executive Officer of CNA Financial Corporation since August 2002. Prior to that, Mr. Lilienthal was President and Chief Executive Officer, Property and Casualty Operations of the CNA insurance companies. From 1999 to 2001, Mr. Lilienthal was Executive Vice President, US Insurance Operations at The St. Paul Companies. From 1998 to 1999, Mr. Lilienthal was Executive Vice President, Commercial Lines Group at The St. Paul Companies.

      ANTHONY J. PAONI, age 59, has been a director of the Company since July 1997. Mr. Paoni has been a professor at the Kellogg School of Management, Northwestern University since September 1996. Prior to that, he was an officer of several private software development companies. Since April 2001, Mr. Paoni has been Vice Chairman and Partner of DiamondCluster International, Inc. Mr. Paoni is a director of CompuCom Systems, Inc.

Class of 2006

      ROBERT V. DELANEY, age 68, has been a director of the Company since December 1991. In 2004, Mr. Delaney became a consultant to the Council of Logistics Management. Prior to that, he was an Executive Vice President of Cass Information Systems, Inc. since January 1990.

      PAUL J. LISKA, age 48, has been a director of the Company since February 2003. From October 2002 until November 2003, Mr. Liska was Executive Vice President and President, Credit and Financial Products for Sears Roebuck and Co. From 2001 until 2002, Mr. Liska was Executive Vice President and Chief Financial Officer for Sears Roebuck and Co. Prior to joining Sears Roebuck and Co. in 2001, Mr. Liska was Executive Vice President and Chief Financial Officer of The St. Paul Companies, Inc., which he joined in 1997. Mr. Liska is a director of CNA Financial Corporation, APAC Customer Services Inc. and Children’s Memorial Hospital.

Vote Required: Recommendation of the Board of Directors

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED HEREIN.

CORPORATE GOVERNANCE

      We operate within a corporate governance plan for the purpose of defining responsibilities, setting high standards of professional and personal conduct, and assuring compliance with such responsibilities and standards. We monitor developments in the area of corporate governance. The Board has initiated actions consistent with the Sarbanes-Oxley Act of 2002, the Securities and Exchange Commission and The Nasdaq® Stock Market.

      The Board met 6 times during 2003. No director attended fewer than 75% of the total number of Board and committee meetings held during 2003. As of January 1, 2004, members of the Board of Directors satisfy the applicable independent director requirements of both the Securities and Exchange Commission and Rule 4200 of The Nasdaq® Stock Market except Mr. DiStasio who is an employee of the Company. The Company’s non-management directors meet in executive session separate from management during every Board meeting.

Audit Committee

      The Audit Committee, currently consisting of directors Morley Koffman (Chairman), Paul J. Liska, Stephen W. Lilienthal and Robert V. Delaney, met 7 times during 2003. The Audit Committee oversees the activities of our independent auditors. Each member of the Audit Committee is an “independent director,” as that term is defined in Rule 4200(a)(5) of the National Association of Securities Dealers’ (the “NASD”) listing standards. All Audit Committee members possess the required level of financial literacy. Mr. Liska has been designated as the “Audit Committee’s Financial Expert.” The Audit Committee operates under a formal charter that governs its duties. The Audit Committee Charter and the Pre-Approval Policy for Audit and Non-Audit Services are attached as Appendix A.

Compensation Committee

      The Compensation Committee, currently consisting of directors Stephen W. Lilienthal (Chairman), Anthony J. Paoni and Paul J. Liska, met 3 times during 2003. The Compensation Committee reviews and makes recommendations to the Board of Directors with regard to the salaries, incentive compensation and related benefits of corporate officers and other employees.

Nominating and Corporate Governance Committee

      The Nominating and Corporate Governance Committee, currently consisting of directors Paul J. Liska (Chairman), Anthony J. Paoni and Robert V. Delaney, met 3 times during 2003. Each member of the

Nominating and Corporate Governance Committee is an independent director as that term is defined in the NASD listing standards. The Nominating and Corporate Governance Committee makes recommendations to the Board of Directors regarding new directors to be selected for membership on the Board of Directors and its various committees. The Nominating and Corporate Governance Committee operates under a formal charter that governs its duties. Its charter can be found on the Company’s web site located at www.usfc.com.

      The Board has adopted three policies regarding Board membership. First, no new director appointed after January 1, 2002 shall be renominated for a new term after that director’s 70th birthday. Second, the Board has adopted a mandatory retirement policy requiring all directors who were directors prior to January 1, 2002 to retire at the age of 75. Third, the Committee has adopted a policy regarding director qualifications that address the following:

      To be considered for nomination as a director, any candidate must meet the following minimum criteria:

a. Ability and willingness to undertake a strategic governance role, clear and distinct from the operating role of management.

b. High-level leadership experience in business, government, or other major complex professional or non-profit organizations that would have exposed the individual to the challenges of leadership and governance in a dynamic and highly competitive marketplace.

c. Highly accomplished in their respective field, with superior credentials and recognition.

d. Demonstrated understanding of the elements and issues relevant to the success of a large publicly traded company in the current volatile business, legal, and governance environment.

e. Demonstrated business acumen and creative/ strategic thinking ability.

f. Personal Characteristics:

•	Ability and willingness to contribute special competencies to the Board in a collaborative manner. The areas of expertise required at any point in time may vary, based on the existing composition of the Board. They may include, but would not be limited to, capabilities honed as a CEO or a senior functional leader in operations, finance, information technology, marketing, organizational development, and experience making step change to transform a business.

•	Personal integrity and highest ethical character. Absence of any conflicts of interest, either real or perceived.

•	Willingness to apply sound and independent business judgment, enriching management and Board proposals or challenging them constructively as appropriate.

•	Willing to exert influence through strong influence skills and constructive teamwork. This is essential to effective collaboration with other directors as well as providing constructive counsel to the CEO.

•	Understanding of and full commitment to the Company’s governance principles and the obligation of each director to contribute to good governance, corporate citizenship, and corporate image for USF.

•	Willingness to devote the time necessary to assume broad fiduciary responsibility and to participate fully in USF governance requirements with appropriate due diligence and attention.

      In this regard, each nominee will be asked to disclose the boards of directors on which he or she currently sits, and each current director will be asked to inform the Nominating and Corporate Governance Committee of additional corporate board nominations (both for-profit and non-profit). This notification is to ensure appropriate dialogue about the impact of the added responsibilities on the individual’s availability to perform thoroughly his or her duties as a USF director.

      The Board of Directors will consist of a majority of people who are active, primarily in business roles, and selected retired individuals. Those active in the business community will bring the most current business thinking, and retirees will bring their long experience and seasoned business judgment. Every effort will be made to achieve diversity in the Board’s membership.

      From time to time, the particular capabilities needed to round out the total Board’s portfolio of competencies may vary. The Nominating and Corporate Governance Committee is empowered to consider the demographics of the total Board as it considers the requirements for each Board opening and to identify particular unique capabilities needed at that point in time.

      The Board’s Nominating and Corporate Governance Committee is responsible for the Board of Director’s nomination process. New candidates for the Board of Directors may be sourced by existing directors, a third party search firm (paid for its professional services) or may be recommended by shareholders. In considering new candidates submitted by shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board of Directors and the qualifications of the candidate. However, all director nominees will be evaluated against the same standards and in the same objective manner, based on competencies and personal characteristics listed above, regardless of how they were sourced. To have a candidate considered by the Nominating and Corporate Governance Committee, a shareholder must submit the recommendation in writing and must include the following information:

•	The name of the shareholder and evidence of the person’s ownership of Company stock, including the number of shares owned and the length of time of ownership; and

•	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company and the person’s consent to be named as a director if selected by the Nominating and Corporate Governance Committee and nominated by the Board of Directors.

      The shareholder recommendation and information described above must be sent to the Company’s Secretary at 8550 West Bryn Mawr Avenue, Suite 700, Chicago, IL 60631 and must be received by the Company’s Secretary not less than 120 days prior to the anniversary date of the Company’s most recent annual meeting of shareholders.

      Once a person has been identified by the Nominating and Corporate Governance Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating and Corporate Governance Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee will contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors, the Nominating and Corporate Governance Committee will request information from the candidate, review the person’s accomplishments and qualifications, including in light of any other candidates that the Committee might be considering, and conduct one or more interviews with the candidate. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a shareholder, although, the Board of Directors may take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held.

Corporate Governance Guidelines

      The Company has adopted a set of Corporate Governance Guidelines including specifications for director qualifications and responsibilities. Additionally, in October 2003, the Board initiated a process to provide for an annual/ periodic performance evaluation of the Board and its committees. Our Corporate Governance Guidelines can be found on our web site located at www.usfc.com.

Code of Conduct and Ethics

      Management has adopted a Code of Ethics for the Chief Executive Officer and Senior Financial Officers of the Company. The Company operates under a Code of Conduct applicable to all directors, officers and employees. The Code of Ethics can be found on the Company’s web site located at www.usfc.com.

Shareholder Communications with the Board of Directors

      The Board has established a process to receive communications from shareholders. Shareholders may contact any member (or all members) of the Board (including, without limitation, the Non-Executive Chairman, Neil A. Springer, or the non-management directors as a group) at nonmanagementdirectors@usfc.com. Any Board committee or any chair of any such committee may be contacted as follows: auditchair@usfc.com, compchair@usfc.com, or corpgov@usfc.com. Links to these addresses may be found on the USF web site located at www.usfc.com under the headings “Investor Relations/ Corporate Governance/ Contact Our Directors.” If you cannot send an electronic message, you may contact Board members by mail at: USF Board Members, 8550 W. Bryn Mawr Avenue, Suite 700, Chicago, Illinois, 60631.

      The USF Corporation Investor Relations Department is responsible for forwarding (after screening) all such communications to the Board of Directors, and where appropriate, to management. The Board may involve management in preparing its responses to shareholder communications.

      In addition, it is Company policy that each of our directors is invited and encouraged to attend the Annual Meeting. Two of our directors attended the 2003 Annual Meeting.

Compensation of Directors

      Each director who is not an employee of the Company is paid $15,000 in cash and an amount of Company stock equal to $20,000 per annum for his services as a director, plus $1,000 for each meeting of the Board he attends and $750 for each telephonic meeting of the Board. In addition, in 2003, as recognition of services performed in 2003, each non-employee director received a discretionary grant of an option to purchase 5,000 shares of Company stock under the terms of the Directors’ Option Plan. In 2003, upon election to the Board, Messrs. Liska and Lilienthal received a formula grant of an option to purchase 10,000 shares. Both grants were made pursuant to the terms of the Directors’ Option Plan.

      The Chairman of the Audit Committee receives an additional annual payment of $4,000, the Chairman of the Compensation Committee receives an additional annual payment of $2,500, and the Chairmen of the other committees each receive an additional annual payment of $2,000. Members of all Committees are paid $1,000 for each meeting they attend if the meeting is not held on the same day as a meeting of the Board. Members of the committees who attend committee meetings that are held on the same day as meetings of the Board of Directors receive a $500 payment for each such meeting they attend. Directors who are employees of the Company are not separately compensated for their services as a director. For his services as Non-Executive Chairman of the Board of Directors, Mr. Springer was paid (in addition to his annual payments set forth above) $80,000 in 2003.

MANAGEMENT COMPENSATION

      The following table discloses the compensation awarded by the Company for services rendered during our last three years for each person that served as the chief executive officer and the other named executive officers serving as of December 31, 2003 who received compensation in excess of $100,000 (the “named executive officers”).

Summary Compensation Table

			Annual Compensation					Long Term Compensation Awards

								Restricted	Securities
Name and						Other Annual		Stock	Underlying	All Other
Principal Position	Year		Salary($)[1]	Bonus($)[1]		Compensation($)		Awards($)	Options(#)	Compensation($)

Richard P. DiStasio	2003	[2]	184,696	500,000	[3]	0		600,000 [4]	100,000	40,529	[5]
President &
Chief Executive Officer
Christopher L. Ellis	2003		330,000	45,738		0		0	0	47,927	[6]
Senior Vice President &	2002		330,000	198,600		0		0	20,000	195,900	[6]
Chief Financial Officer	2001		320,167	112,000		0		0	0	202,789	[6]
John A. Niemzyk	2003		266,000	29,464		0		0	0	9,900	[7]
Senior Vice President,	2002		258,000	88,300		0		0	32,000	11,519	[7]
Chief Information Officer	2001		234,135	110,000		0		0	20,000	5,878	[7]
Douglas R. Waggoner	2003		260,000	36,036		39,066	[10]	0	0	31,759	[11]
Senior Vice President,	2002	[8]	239,583	138,7009		54,120	[10]	0	35,000	528	[11]
Strategic Marketing
Samuel K. Skinner	2003	[12]	270,256	0		0		0	0	2,466,381	[13]
Former President &	2002		652,917	431,700		0		0	195,000	666,983	[13]
Chief Executive Officer	2001		611,250	325,000		0		0	50,000	31,631	[13]

[1]	Amounts shown include cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers.

[2]	Mr. DiStasio was elected President and Chief Executive Officer of the Company on September 15, 2003.

[3]	Includes a signing bonus of $300,000 and guaranteed bonus of $200,000.

[4]	The shares represented by the restricted stock award are subject to a forfeiture restriction if Mr. DiStasio’s employment is terminated by the Company for cause, or if he resigns. This restriction lapses with respect to 100% of the shares on the second anniversary date of the award. The number of restricted shares held for Mr. DiStasio at the end of 2003 was 17,726 and the value of such shares at the end of last year was $606,052.

[5]	Consists in 2003 of the Company’s payment of $141 in term life insurance premiums on Mr. DiStasio’s behalf, a Company contribution of $11,536 to Mr. DiStasio’s non-qualified deferred compensation plan maintained by the Company and a Company contribution of $28,852 to Mr. DiStasio’s account under the capital accumulation plan maintained by the Company.

[6]	Consists in 2003 of a Company contribution of $7,060 to Mr. Ellis’ 401(k) plan maintained by the Company, the Company’s payment of $1,935 in term life insurance premiums on Mr. Ellis’ behalf, $34,720 in split-dollar life insurance premiums on Mr. Ellis’ behalf, and a Company contribution of $4,212 to Mr. Ellis’ non-qualified deferred compensation plan maintained by the Company. Consists in 2002 of a Company contribution of $6,750 to Mr. Ellis’ 401(k) plan maintained by the Company, the Company’s payment of $2,096 in term life insurance premiums on Mr. Ellis’ behalf, $34,720 in split-dollar life insurance premiums on Mr. Ellis’ behalf, a Company contribution of $9,108 to Mr. Ellis’ non-qualified deferred compensation plan maintained by the Company and a Company contribution of $143,226 to Mr. Ellis’ account under the supplemental executive retirement plan maintained by the Company. Consists in 2001 of a Company contribution of $5,950 to Mr. Ellis’ 401(k) plan maintained by the Company, the Company’s payment of $2,009 in term life insurance premiums on Mr. Ellis’ behalf, $34,720 in split-dollar life insurance premiums on Mr. Ellis’ behalf, a Company contribution of $7,010 to Mr. Ellis’ non-qualified deferred compensation plan maintained by the Company and a Company contribution of $153,100 to Mr. Ellis’ account under the supplemental executive retirement plan maintained by the Company.

[7]	Consists in 2003 of a Company contribution of $7,093 to Mr. Niemzyk’s 401(k) plan maintained by the Company, the Company’s payment of $1,035 in term life insurance premiums on Mr. Niemzyk’s behalf and a Company contribution of $1,772 to Mr. Niemzyk’s non-qualified deferred compensation plan maintained by the Company. Consists in 2002 of a Company contribution of $1,317 to Mr. Niemzyk’s 401(k) plan maintained by the Company, the Company’s payment of $1,130 in term life insurance premiums on Mr. Niemzyk’s behalf and a Company contribution of $9,072 to Mr. Niemzyk’s non-qualified deferred compensation plan maintained by the Company. Consists in 2001 of the Company’s payment of $628 in term life insurance premiums on Mr. Niemzyk’s behalf and a Company contribution of $5,250 to Mr. Niemzyk’s non-qualified deferred compensation plan maintained by the Company.

[8]	Mr. Waggoner was named Senior Vice President, Strategic Marketing, effective, February 1, 2002.

[9]	Includes a $35,000 sign-on bonus paid to Mr. Waggoner when he joined the Company on February 1, 2002.

[10]	Consists in 2003 of payments made to Mr. Waggoner totaling $25,014 for relocation expenses and $10,622 for personal use of a company car. Consists in 2002 of payments made to Mr. Waggoner totaling $54,120 for relocation expenses.

[11]	Consists in 2003 of the Company’s contribution of $6,705 to Mr. Waggoner’s 401(k) plan maintained by the Company, the Company’s payment of $675 in term life insurance premiums on Mr. Waggoner’s behalf, a Company contribution of $2,176 to Mr. Waggoner’s non-qualified deferred compensation plan maintained by the Company and a Company contribution of $22,203 to Mr. Waggoner’s account under the capital accumulation plan maintained by the Company. Consists in 2002 of the Company’s payment of $394 in term life insurance premiums on Mr. Waggoner’s behalf and $134 in income imputed to Mr. Waggoner arising from below market interest rates charged to Mr. Waggoner on a loan made to Mr. Waggoner on June 20, 2002 by the Company pursuant to the Company’s relocation program.

[12]	Mr. Skinner retired from the Company on May 26, 2003.

[13]	Consists in 2003 of the Company’s payment over a twenty-four (24) month period of $1,791,700 of a severance payment under Mr. Skinner’s employment agreement, a Company contribution of $7,330 to Mr. Skinner’s 401(k) plan maintained by the Company, the Company’s payment of $2,381 in term life insurance premiums on Mr. Skinner’s behalf and a Company contribution of $664,970 to Mr. Skinner’s account under the supplemental executive retirement plan maintained by the Company. Consists in 2002 of a Company contribution of $8,463 to Mr. Skinner’s 401(k) plan maintained by the Company, the Company’s payment of $2,970 in term life insurance premiums on Mr. Skinner’s behalf, a Company contribution of $24,075 to Mr. Skinner’s non-qualified deferred compensation plan maintained by the Company, and a Company contribution of $631,475 to Mr. Skinner’s account under the supplemental executive retirement plan maintained by the Company. Consists in 2001 of a Company contribution of $5,650 to Mr. Skinner’s 401(k) plan maintained by the Company, the Company’s payment of $3,168 in term life insurance premiums on Mr. Skinner’s behalf and a Company contribution of $22,813 to Mr. Skinner’s non-qualified deferred compensation plan maintained by the Company.

Employment Contracts and Change in Control Agreements

Employment Contracts

      The Company has entered into employment agreements with Messrs. DiStasio and Ellis.

      Under his employment agreement, Mr. DiStasio is entitled to receive a minimum base salary of $625,000 and a guaranteed bonus of $200,000 for 2003 and, it provides further that he will be guaranteed no less than $400,000 (33% opportunity) for the 2004 incentive plan year. In the event that Mr. DiStasio is terminated by the Company for any reason (other than death, disability, retirement, or cause), he is entitled to be paid two times his then base salary plus one times the annual bonus paid to him for the most recently completed calendar year over a two year period following the termination of his employment.

      On January 29, 2004, we announced that Mr. Ellis was retiring as Chief Financial Officer. Under his employment agreement, Mr. Ellis will be paid his salary for a two year period following the termination of his employment.

Severance Protection Agreements

      The Company has entered into Severance Protection Agreements (the “Severance Agreements”) with each of Messrs. DiStasio, Ellis, Niemzyk, and Waggoner. Pursuant to the terms of each of these Severance Agreements, if the executive’s employment is terminated by the Company without cause or by the executive for “good reason” at any time within the twenty-four month period immediately following a change in control of the Company, the executive will be entitled to a lump sum payment consisting of his accrued compensation through the date of termination, a pro-rata portion of his target bonus for the year in which his employment is terminated, and an amount equal to three times his annual base salary and target annual bonus in the case of Mr. DiStasio and an amount equal to two times his annual base salary and target annual bonus in the case of the other executives. Further, for a period of eighteen months following such termination, the Company shall, at its cost, continue to provide the executive with life insurance coverage and pay the cost of the executive’s COBRA premiums (except for Mr. Niemzyk, for whom the Company has agreed to provide post employment termination health care coverage in addition to his COBRA rights). Also, the executive’s outstanding awards under our Long Term Incentive Plan (or any other incentive plan or arrangement) shall be fully vested and the executive shall have the right to require the Company to purchase, at fair market value, any or all of the shares of Common Stock owned by the executive. “Good Reason” is generally defined under the Severance Agreements as either an adverse change in the executive’s duties, a reduction in his base salary, a material reduction in his aggregate compensation and benefits or a required relocation without the executive’s consent.

      The agreements automatically renew for a period of one year unless either party provides the other with written notice of non-renewal at least ninety days prior to each January 1. Notwithstanding any non-renewal notice by the Company, if a change in control occurs during the term of the Severance Agreements, the agreements shall continue in effect for a period of at least twenty-four months following the change in control. The Company will continue to be bound by the severance obligations under the terms of an executive’s employment agreement only for any employment termination that is outside the scope of the Severance Agreements.

Option Grants for 2003

      The following table provides further information on individual stock option grants made for 2003 to the named executive officers.

					Potential Realizable Value
	Individual Grants[2]				at Assumed Annual Rates
					of Stock Price Appreciation
	Number of Shares	% of Total Options			for Option Term[1]
	Underlying Options	Granted to	Exercise Price	Expiration
	Granted(#)	Employees in 2003	($/Sh.)	Date	5% ($)	10% ($)

Richard P. DiStasio	100,000	69.93%	33.85	9/15/2013	2,128,808	5,394,818
Christopher L. Ellis	0	0%	—	—	—	—
John A. Niemzyk	0	0%	—	—	—	—
Douglas R. Waggoner	0	0%	—	—	—	—
Samuel K. Skinner	0	0%	—	—	—	—

[1]	The potential realizable value columns of the table illustrate values that might be realized upon exercise of the options immediately prior to their expiration, assuming our Common Stock appreciates at the compounded rates specified over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the options following termination of employment or nontransferability of the options and do not make any provision for taxes associated with exercise. Because actual gains will depend, among other things, on future performance of the Common Stock, the amount reflected in this table may not necessarily be achieved.

[2]	Options are at the market price on the grant date and vest 20% per year beginning on the first anniversary date of the grant date.

Aggregated Option Exercises in 2003 and December 31, 2003 Option Values

      The following table provides information on the value of the stock options exercised by the named executive officers during 2003, as well as the value of unexercised stock options held by such persons as of December 31, 2003.

			Number of Shares
			Underlying Unexercised		Value of Unexercised In the
			Options at		Money Options at
	Shares Acquired		December 31, 2003 (#)		December 31, 2003 ($)[2]
	on Exercise	Value Realized
	(#)	($)[1]	Exercisable	Unexercisable	Exercisable	Unexercisable

Richard P. DiStasio	0	0	0	100,000	0	34,000
Christopher L. Ellis	10,000	80,012	214,000	31,000	1,567,585	101,270
John A. Niemzyk	0	0	14,400	37,600	58,520	87,780
Douglas R. Waggoner	0	0	7,000	28,000	21,207	84,828
Samuel K. Skinner[3]	150,000	569,485	0	0	0	0

[1]	Calculated as the difference between the fair market value of our Common Stock at the time of the option exercise and the exercise price.

[2]	Based on the fair market value of $34.19 per share as of December 31, 2003 (the last trading day before end of the last fiscal year), the closing sales price of our Common Stock on that date as reported by The Nasdaq® Stock Market.

[3]	Mr. Skinner’s unexercised options both exercisable and unexercisable expired before December 31, 2003.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee (the “Committee”) is comprised of three independent directors of the Company. The primary role of the Committee is to assist the Board of Directors in fulfilling its responsibilities in connection with the compensation of the Company directors, officers and employees. The Committee’s responsibilities include:

•	Reviewing and approving the strategic and financial goals of the Company; evaluating the Chief Executive Officer’s performance in light of these goals; and determining the Chief Executive Officer’s compensation as well as other named executives.

•	Approving the structure, formulas, performance and measures under the Officers Annual Incentive Compensation Plan.

•	Reviewing and approving the Company’s Executive Compensation plans, including equity based plans and approving awards or grants provided under such plans.

Executive Compensation Policy

      The principal objective of the Company is to maximize shareholder value. To further this objective, the Committee applies the following principles for the executive compensation:

•	Attract, retain, and motivate quality executives who are critical to both the short and long-term success of the business.

•	Provide compensation opportunities that relate and balance executive pay with the Company’s annual and long term performance goals.

•	Maintain a compensation program that is fair in a highly competitive marketplace.

•	Recognize and reward individual initiative and achievement.

      An executive’s total compensation is comprised of the three primary components: base salary, annual incentive compensation, and long term incentive compensation. Each component is based on individual and group performance factors, which are measured objectively and subjectively by the Committee. The annual incentive and long term incentive constitute the “at risk” portion of the compensation program and are designed to link the interests of the executive with shareholders. This means total compensation for an executive may vary significantly from year to year depending on the short and long term performance of the Company.

      Base salaries, incentive award opportunities under both the Company’s Annual Incentive programs and under the Long Term Incentive Plan all vary in proportion to each executive officer’s accountability with respect to policymaking and execution. The annual incentive plan focuses on continuous improvement in annual financial and operating performance. The long-term program is designed to reward creation of shareholder value through stock price appreciation. From time to time, the Committee engages an outside compensation consultant to assess the consistency of the executive compensation programs with the Company’s business strategy and general market practices. The compensation practices (base salaries, total cash compensation, long-term incentives and retirement benefits) are benchmarked against a much larger database of companies in order to provide a broader representation of companies from which the Company competes for executive talent. For the 2003, fiscal year, executive compensation was primarily comprised of base salary, bonus compensation under the Company’s Annual Incentive Plan and a contribution to a performance based Capital Accumulation (CAP) Plan, a successor supplemental executive retirement program.

      The Company has decided to reevaluate the structure of its Long Term Incentive Plan and therefore no awards were granted under the Long Term Incentive Plan in 2003, however, the Company does intend to have completed the evaluation of its Long Term Incentive Plan in 2004 and, if appropriate, will use equity based awards in 2004.

Base Salary

      The Company targets salaries paid to comparably situated senior management at other transportation companies as well as companies with a similar profile found in general industry. While the Company generally targets executive base salaries at market to attract and retain outstanding senior management, the Company considers a number of criteria in establishing and adjusting the base salary of a particular executive officer, involving, among other things, individual performance, experience and longer-term potential.

      The performance of each executive officer is typically evaluated annually following the close of the fiscal year so each executive’s performance can be assessed within the context of the Company’s or applicable business unit’s financial and operating performance for the year. Individual performance is evaluated based on the specific responsibilities and accountabilities of the executive, the value of the services provided, the executive’s management skills and experience, and the individual contribution to the performance and profitability of the Company.

Annual Incentives

      The executive officers named in the Summary Compensation Table, together with a number of other executives participate in the USF Corporation Annual Incentive Plan. The Committee may extend, amend or terminate the Annual Incentive Plan and approve or modify the incentive formula, performance measures and/or the maximum, target, threshold or actual awards. The threshold, target and maximum amounts payable under the Annual Incentive Plan are reflective of each participant’s accountability for the business plans of the Company and are expressed as a percentage of base salary.

      In 2003, the named executive officers of the Company were eligible for a bonus incentive based on a single measure, USF Corporation’s Consolidated Operating Income. In addition, the Company operates through a number of distinct operating subsidiaries and for the 2003 plan year the bonus incentive for the chief executive officer of each subsidiary was also based on the operating income of that subsidiary. The bonus for executive officers of the Company and for the chief executive officer of each subsidiary is capped at between 80% and 150% of base salary. Except for Mr. DiStasio who was provided with a guaranteed bonus pursuant to his employment agreement, the named executives received bonuses of between 11% and 14% of base salary.

Stock-Based Long-Term Incentives

      The Company directly aligns the interests of management with those of its shareholders through the periodic grants of stock options and restricted stock to its executives under the Company’s Long Term Incentive Plan. Stock option grant guidelines have been established based on competitive practices in relation to other companies, the executive’s position, and the ability to influence longer-term operating performance. In making grants of stock options, the Committee considers the performance of the Company since the last grant, number and value of stock options previously granted to the executive, and the performance of the executive.

      Under the existing Long Term Incentive Plan, non-qualified stock options are granted with an exercise price equal to the market price at the time of grant, and become exercisable over a five-year period. As previously noted, no grants were awarded in 2003. Restricted stock awards granted under the Long Term Incentive Plan vest as to 25% of the shares on each anniversary date of the award or as to 50% of the shares each on the third and fifth anniversary date of the award.

Compensation of the Chief Executive Officer

      The compensation set forth for Mr. DiStasio in the Summary Compensation Table and related footnotes was decided by the Board of Directors at the time of his employment with the Company in September 2003.

Policy on Deductibility of Compensation

      Changes made to the Internal Revenue Code of 1986, as amended (the “Code”) in 1993 limits the Company’s ability to deduct, for Federal income tax purposes, certain compensation in excess of $1 million per year paid to individuals named in the Summary Compensation Table. This limitation was effective beginning in 1994. Based on its review of the facts and circumstances, the Committee has considered the provisions of Section 162(m) of the Code which, except in the case of “performance-based compensation” and certain other types of compensation (including compensation received under a stock option plan approved in accordance with Section 162(m) of the Code), limits to $1,000,000 the amount of the Company’s Federal income tax deduction for the compensation paid to any of the chief executive officer and the other four most highly paid executive officers. The Committee believes that the Company’s current compensation arrangements, which are primarily based on performance measures expected to be reflected in increasing stockholder value over time, are appropriate and in the best interests of the Company and its stockholders, without regard to tax considerations. Thus, in the event of changes in the tax laws or their interpretation or other circumstances which might render some portion of the executive compensation paid by the Company non-deductible for Federal tax purposes, the Committee would not anticipate making significant changes in the basic philosophy and practices reflected in the Company’s executive compensation program.

COMPENSATION COMMITTEE
Stephen W. Lilienthal, Chairman
Anthony J. Paoni
Paul J. Liska

AUDIT COMMITTEE REPORT

      The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

      We reviewed and discussed with management our audited financial statements as of and for the year ended December 31, 2003.

      We discussed with Deloitte & Touche LLP, our independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

      We received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Statement No. 1, Independence Discussions with Audit Committees, as amended, and have discussed with Deloitte & Touche LLP its independence.

      Based on the reviews and discussions referred to above, we recommended to the Board of Directors, and the Board has approved, that the financial statements referred to above be included in our Annual Report on SEC Form 10-K for the year ended December 31, 2003.

AUDIT COMMITTEE
Morley Koffman, Chairman
Robert V. Delaney
Stephen W. Lilienthal
Paul J. Liska

Principal Accounting Firm Fees

      Aggregate fees billed to the Company for the fiscal year ended December 31, 2003 represent fees billed by our principal accounting firm Deloitte & Touche LLP, the member firms of Deloitte & Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”):

	2003	2002

Audit Fees	$528,600	$824,400
Audit Related Fees[1]	113,292	69,500

Total audit and audit-related fees	641,892	893,900
Tax fees[2]	1,400,612	1,619,166
All other fees[3]	—	220,978

Total fees	$2,042,504	$2,734,044

[1]	Audit-related fees include benefit plan audits, accounting consultation, assistance with registration statements, and consents.

[2]	Tax fees include those for compliance, planning and advice as discussed in more detail below:

•	Fees for tax compliance were $802,398 and $1,446,477 in 2003 and 2002, respectively, and include Federal and state income tax return assistance, sales, use, and fuel tax assistance, and state and local tax incentive assistance.

•	Fees for tax planning and advice were $598,214 and $172,689 in 2003 and 2002, respectively, and include advice related to the disposition of our freight-forwarding segment and foreign and state tax planning.

[3]	All other fees include purchased software, related implementation fees, and miscellaneous service fees.

      The Audit Committee has considered the provision of non-audit services by our independent auditor to be compatible with maintaining auditor independence.

COMPARISON OF TOTAL CUMULATIVE STOCKHOLDER RETURNS

      The following graph compares the cumulative total stockholder return on our Common Stock for the last five years with the cumulative total return of The Nasdaq® Stock Market (US Companies) index and The Nasdaq® Trucking and Transportation Stocks index. The graph assumes that $100 was invested on January 1, 1999 in our Common Stock, the stock of the companies comprising The Nasdaq® Stock Market (US Companies) index and The Nasdaq® Trucking and Transportation Stocks index and also assumes reinvestment of dividends. Note: Our stock price performance shown below is not necessarily indicative of future price performance.

Comparison for the period January 1, 1999 through December 31, 2003 of the cumulative total returns of USF Corporation Common Stock,
The Nasdaq® Stock Market (US Companies) index and
The Nasdaq® Trucking and Transportation Stocks index

[PERFORMANCE GRAPH]

		Nasdaq Stock Market (US	Nasdaq Trucking &
	USF Corporation	Companies)	Transportation Stocks

Dec 1998	100.00	100.00	100.00
Dec 1999	165.90	185.40	95.30
Dec 2000	105.60	111.80	86.60
Dec 2001	111.60	88.80	102.40
Dec 2002	103.40	61.40	104.30
Dec 2003	124.50	91.80	149.40

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Stephen W. Lilienthal, Paul J. Liska and Anthony J. Paoni, none of whom are employees of the Company, serve on the Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      William N. Weaver, Jr., a former director, is a member of the law firm of Sachnoff & Weaver, Ltd., an Illinois professional corporation. Sachnoff & Weaver, Ltd. has acted and continues to act as outside counsel to the Company with regard to certain matters and has received legal fees for services rendered in connection therewith. There are no personal loans or other extensions of credit to any directors or named executive officers.

INDEPENDENT PUBLIC ACCOUNTANTS

      By the selection of our Audit Committee, the accounting firm of Deloitte & Touche LLP, certified public accountants, serves the Company as its independent auditors. One or more representatives of Deloitte & Touche LLP are expected to be present at the Meeting, with the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and The Nasdaq® Stock Market. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, the Company believes that during 2003, all filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with except that a Form 4 for a grant of 10,000 stock options under a formula plan was not timely filed on behalf of Mr. Liska.

ANNUAL REPORT

      A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2003, as filed with the Commission, accompanies this Proxy Statement. Additional copies are available without charge to any stockholder upon written request to James Hyland, Vice President, Investor Relations and Corporate Communications, USF Corporation, 8550 W. Bryn Mawr Avenue, Suite 700, Chicago, Illinois 60631. The exhibits filed with the Form 10-K are not included; however, copies of such exhibits will be furnished, if requested, upon payment of our reasonable expenses in furnishing those materials. Also, copies can be obtained by visiting our web site at www@usfc.com.

STOCKHOLDER PROPOSALS

      Stockholder proposals submitted for evaluation as to inclusion in the proxy materials for our next annual meeting of stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by the Secretary of the Company no later than November 24, 2004, at our principal executive office at 8550 W. Bryn Mawr Avenue, Suite 700, Chicago, Illinois 60631 and must otherwise comply with the requirements of Rule 14a-8.

      Stockholder proposals submitted outside the processes of Rule 14a-8 must be received by the Secretary of the Company in a timely fashion. To be timely, such notice and certain information regarding the proposal and the stockholder as provided for in our By-laws must be delivered to or mailed and received by the Secretary of the Company at the Company’s principal executive offices not less than 30 days nor more than 60 days prior to the annual meeting; provided, however, that in the event that less than 40 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.

OTHER MATTERS

      Management is not aware of any other matters to be presented for action at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named as proxies in the accompanying form of proxy to vote the shares represented thereby in accordance with their best judgment.

For the Board of Directors,

RICHARD C. PAGANO
Secretary

Chicago, Illinois

April 1, 2004

APPENDIX A

USF Corporation

Audit Committee Charter and
Pre-Approval Policy for Audit and Non-Audit Services

Purpose

      The Audit Committee (the “Committee”) of USF Corporation (the “Company”) shall report to and assist the Board of Directors (the “Board”) by fulfilling its oversight responsibilities for: (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Company’s independent auditor and internal audit function. The Committee’s function is one of oversight only and shall not relieve the Company’s management of its responsibilities for preparing the financial statements that accurately and fairly present the Company’s financial results and condition, or the responsibilities of the independent auditor related to the audit or review of the financial statements.

Membership

1.	The Committee shall be comprised of not less than three members of the Board. The Board shall appoint Committee members and the Committee chairman.

2.	Each Committee member shall be both independent and financially literate. At least one member of the Committee shall be designated as a “financial expert”.

3.	Each Committee member shall have no other relationship to the Company that may interfere with the exercise of his or her independence from the Company, including the receipt from the Company of any compensation other than director’s fees and other compensation for their service as a director.

Meetings

1.	The Committee shall meet at least four times a year, with authority to convene additional meetings, as circumstances require.

2.	The Committee shall meet separately and periodically with the Company’s management, internal audit function, and the independent auditor. It will also meet periodically in private session.

Authority

The Committee shall have the following authority:

1.	Appoint, compensate, and oversee the work of the independent auditor regarding the annual financial statement audit. The independent auditor will report directly to the Committee.

2.	Resolve any disagreements between management and the independent auditor.

3.	Pre-approve all auditing and permitted non-audit services performed by the independent auditor.

4.	Retain independent counsel and other advisors as considered necessary.

Responsibilities & Duties

      The Committee shall have the following responsibilities and duties:

•	Review with the Company’s management and the independent auditor the proposed scope of the audits of the financial statements and controls over financial reporting.

•	Review with the Company’s management and the independent auditor the results of the annual audit and quarterly reviews of the financial statements. This review shall include any restrictions on the scope of the independent auditor’s activities and any significant disagreements with the Company’s management.

•	Discuss the annual and quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

•	Review with the Company’s management and the independent auditor the accounting treatment accorded significant transactions, any complex or unusual issues, the development, selection and disclosure of critical accounting estimates, regulatory and accounting initiatives, off-balance sheet structures, and the Company’s use of reserves and accruals.

•	At least annually, obtain and review a report by the independent auditor describing: the independent audit firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the independent auditor and the Company.

•	Understand the scope of the independent auditor’s audit of the Company’s internal controls over financial reporting, the internal audit function’s role in the Company’s assessment of those controls, and obtain reports on significant findings and recommendations.

•	Review the Company’s CEO and CFO certification process and disclosures.

•	Discuss with the Company’s management the Company’s major policies with respect to risk assessment and risk management.

•	Review and approve all related party transactions of the Company for potential conflict of interest situations on an on-going basis.

•	Review the performance of the Company’s internal audit function and its annual plan.

•	Establish procedures for: the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of the Company regarding concerns over questionable accounting or auditing matters.

•	Periodically review the Company’s codes of conduct for their appropriateness.

•	Review any evidence of material violations of securities law, breach of fiduciary duty or similar violation by the Company or any Company agent disclosed to it by the Company’s counsel. Determine if any remedial action is required, and implement such remedial action, if necessary.

•	Prepare, or oversee the preparation of, the required report from the Committee to the Company’s shareholders for inclusion in the annual proxy statement.

•	Regularly report to the Board concerning Committee activities and issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditor, and the performance of the internal audit function.

•	Perform and review with the Board an annual performance evaluation of the Committee.

•	Review the adequacy of this charter annually and recommend to the Board any modifications.

USF Corporation

Audit Committee Pre-Approval Policy for Audit and Non-Audit Services

Purpose

      To document the Audit Committee’s (the “Committee’s”) policy regarding the engagement of USF Corporation’s (the “Company’s”) independent auditor to perform services for the Company.

Policy

      For audit services, the independent auditor shall provide the Committee with an engagement letter during the 1st or 2nd quarter of each year, which outlines the scope of the audit services that are proposed for the year and the fees for those services. If agreed to by the Committee, the Committee at either its 1st or 2nd quarterly meeting, which is typically held in April and July, respectively, shall formally accept this engagement letter.

      For permissible non-audit services, Company management shall submit to the Committee for approval a list of permissible non-audit services that it recommends the Committee engage the independent auditor to perform during the year. Company management and the independent auditor shall each confirm to the Committee that each service on the list is permissible under all applicable legal requirements. In addition to the list of planned permissible non-audit services, a budget estimating permissible non-audit service spending for the year shall be provided. The Committee shall approve both the list of permissible non-audit services and the budget for such services. The Committee will be informed routinely as to the permissible non-audit services actually performed by the independent auditor pursuant to this pre-approval procedure.

      To ensure the proper handling of unexpected matters, the Committee delegates to the Chairman of the Committee the authority to modify the list of approved permissible non-audit services and fees. The Chairman shall report any action taken to the Committee at its next meeting.

      The independent auditor shall ensure that all audit and permissible non-audit services performed for the Company have been approved by the Committee.

      The Director, Internal Audit shall be responsible for tracking all independent auditor fees against the budget for such services and report at least annually to the Committee.

      Non-audit services performed by the independent auditor that are not permissible include:

•	bookkeeping and other services related to the Company’s accounting records or financial statements,

•	financial information systems design and implementation,

•	appraisal or valuation services, fairness opinions and contribution-in-kind reports,

•	actuarial services,

•	internal audit outsourcing services,

•	management functions,

•	human resources,

•	broker-dealer, investment adviser or investment banking services,

•	legal services, and

•	expert services unrelated to the audit performed for the purpose of advocating the Company’s interests in litigation or in a regulatory or administrative proceeding or investigation.

USF CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

10:00 A.M., May 4, 2004

The Westin Hotel O’Hare

6100 River Road
Rosemont, Illinois 60018

      In accordance with USF Corporation security procedures, an admission ticket will be required to enter the USF Corporation annual meeting. Upon arrival at the annual meeting, you will be asked to present your admission card and appropriate picture identification to enter the meeting.

      Attendance at the annual meeting is limited to USF Corporation shareholders. We reserve the right to limit the number of representatives who may attend the meeting. No cameras, video or recording equipment will be allowed at the meeting.

•	If you hold your USF Corporation shares directly with the company and you plan to attend the annual meeting, please arrive at the meeting with your admission ticket and picture ID.

•	If your USF Corporation shares are held for you in a brokerage, bank or other institutional account and you wish to attend the annual meeting, please arrive at the meeting with your admission ticket and picture ID. Additionally, you will need to provide proof that you own USF Corporation shares (such as a letter from your bank or broker or a photocopy of a current brokerage or other account statement).

      Attendance at USF Corporation’s 2004 Annual Meeting will be limited to persons presenting an admission ticket and picture identification.

Proxy — USF Corporation

USF Corporation
8550 West Bryn Mawr, 7th Floor, Chicago, Illinois 60631
COMMON STOCK

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting on May 4, 2004.

The undersigned hereby appoints Richard P. DiStasio and Richard C. Pagano, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of USF Corporation held of record by the undersigned on March 11, 2004, at the Annual Meeting of Stockholders to be held on May 4, 2004 or any adjournment thereof, and in their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark this proxy as indicated on the reverse side to vote on any item. This proxy will be voted as directed. If no direction is given, this proxy will be voted FOR the election of the nominees listed.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

Admission Ticket

Please tear off this Admission Ticket. If you plan to attend the annual meeting of stockholders, you will need this ticket to gain entrance to the meeting.

The annual meeting of shareholders will be held at the following address: The Westin Hotel O’Hare, 6100 River Road, Rosemont, IL 60018, at 10:00 a.m., May 4, 2004. You must present this ticket and picture identification to gain admission to the meeting. You should send in your proxy even if you plan to attend the meeting.

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors

The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold
01 — Richard P. DiStasio	☐	☐
02 — Neil A. Springer	☐	☐

B Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s).

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. The signer hereby revokes all proxies heretofore give by the signer to vote at said meeting or any adjournment thereof.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)